THE HERZFELD CARIBBEAN BASIN FUND, INC.

FOR IMMEDIATE RELEASE
Miami Beach, Florida	NASDAQ Capital Market: CUBA
October 30, 2014	Cusip: 42804T106

Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
www.herzfeld.com

The Herzfeld Caribbean Basin Fund, Inc. Announces
Extension of Non-Transferable Rights Offering

Miami Beach, FL - The Herzfeld Caribbean Basin Fund, Inc. (NASDAQ: CUBA) (the “Fund”) announced today that it has extended the expiration date of its previously announced non-transferable rights offering to purchase shares of common stock of the Fund (the “Offering”) to December 4, 2014.  As a result of this extension, set forth below are important dates to remember relating to the Offering:

Important Dates for the Offer
Record Date:	October 9, 2014
Subscription Period:	October 16, 2014 to December 4, 2014
Expiration Date :	December 4, 2014
Pricing Date:	December 4, 2014
Subscription Certificate and
Payment for Shares Due*	December 4, 2014
Notice of Guaranteed Delivery Due*	December 4, 2014
Final Payment for Shares (if any) Due**	December 9, 2014
Confirmation Mailed to Participants	December 18, 2014

*
Record Date Stockholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

**
Additional amounts may be due at settlement for additional shares purchased upon exercising Rights because the Estimated Subscription Price may be less than the actual Subscription Price. See “The Offering - Payment for Shares.”

The Offer will expire at 5:00 p.m., Eastern Time, on December 4, 2014, the Expiration Date.

This press release is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.  The Offer will be made only by means of a prospectus.  A registration statement with respect to the rights and the shares of commons stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective.

For additional information on the Fund or the Rights Offering, or to obtain a Prospectus, please contact the Fund at 800-TJH-FUND or visit us on the web at www.herzfeld.com/cuba.

The Fund is a non-diversified, closed-end fund managed by HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. (based in Miami Beach).  The Fund seeks long-term capital appreciation.  To achieve its objective the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin, which the Fund considers to consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, Venezuela and the United States (Caribbean Basin Countries).

Investments in the Fund involve risks.  Investing in companies of Caribbean Basin Countries may present certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks.  These factors may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to their net asset value (NAV).  The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund.  Therefore, the Fund cannot predict whether its shares will trade at, below or above NAV.

Before investing in the Fund, investors should carefully consider the investment objective, risks, and charges and expenses of the Fund.  This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission.  An investor should carefully read the Fund’s prospectus before investing.

Participating stockholders will be required to initially pay for the Shares subscribed for in the offer as well as any additional shares subscribed for as part of the over-subscription privilege at the estimated subscription price.

The Fund’s investment adviser is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. and the Fund’s shares trade on the NASDAQ Capital Market under the symbol “CUBA.”  Thomas J. Herzfeld Advisors, Inc. specializes in the field of closed-end funds.  Information about the investment adviser and the Fund can be found at www.herzfeld.com.

For further information contact:
Reanna Lee
305-271-1900